UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014 (July 17, 2014)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Charles J. Bramlage to the Board of Directors

On July 17, 2014, with the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of BioDelivery Sciences International, Inc. (the “Company”), the Board appointed Mr. Charles J. Bramlage as a Class III Director of the Company for a term that expires at the Company’s 2017 Annual Meeting of Stockholders, or until his earlier resignation or removal. Mr. Bramlage was appointed to fill a vacancy on the Board occasioned by the previously announced retirement in good standing of Mr. William S. Poole from the Board, effective as of the close of the Company’s 2014 Annual Stockholder Meeting on July 17, 2014. Mr. Bramlage was also appointed to serve as a member of the Compensation Committee of the Board.

There is no arrangement or understanding between Mr. Bramlage and any other persons pursuant to which Mr. Bramlage was selected as a director, and there are no related party transactions involving Mr. Bramlage that are reportable under Item 404(a) of Regulation S-K. There are no material plans, contracts or arrangements to which Mr. Bramlage is a party or in which he participates nor has there been any material amendment to any plan, contract or arrangement by virtue of Mr. Bramlage appointment.

The following is certain biographical information regarding Mr. Bramlage:

Charles J. Bramlage has served as Chief Executive Officer of Pearl Therapeutics, Inc. since February 2011. He previously served as president of pharmaceutical products at Covidien plc (NYSE: COV) from 2008 to 2011. Mr. Bramlage served as the President of European Operations at Valeant Pharmaceuticals International, Inc. (NYSE: VRX) from 2004 to 2008 and President and Chief Executive Officer of BattellePharma, Inc., a specialty pharmaceutical company developing inhaled products from 2001 to 2004. From 1983 to 2001, Mr. Bramlage held positions of increasing responsibility at GlaxoSmithKline plc (LSE/NYSE: GSK) in product management, sales management, sales, and sales training, ultimately becoming Vice-President of Respiratory Global Commercial Development and Vice-President of U.S. Respiratory and Cardiovascular Marketing, where he led the team responsible for the global launch of Seretide®/Advair® and the U.S. launch of Flovent®. Mr. Bramlage received a B.S. in Marketing from The Ohio State University-The Max M. Fisher College of Business and received an M.B.A in Finance from the University of Dayton.

Among other experience, qualifications, attributes and skills, Mr. Bramlage’s knowledge and experience in the pharmaceutical industry led to the conclusion of our Nominating Committee and of our full board that he is qualified to serve as a director of the Company.

Appointment of Dr. Barry I. Feinberg to the Board of Directors

On July 17, 2014, upon the recommendation of the Nominating Committee, and in accordance with the Company’s Amended and Restated Bylaws, the Board voted to increase the size of the Board by one seat and appointed Dr. Barry Feinberg to the Board as a Class I Director to fill the vacancy on the Board occasioned by such increase in the size of the Board. Dr. Feinberg will serve for a term that expires at the 2015 Annual Meeting of Stockholders, or until his earlier resignation or removal. Dr. Feinberg was also appointed as a member of the Audit Committee of the Board.

There is no arrangement or understanding between Dr. Feinberg and any other persons pursuant to which Dr. Feinberg was selected as a director, and there are no related party transactions involving Dr. Feinberg that are reportable under Item 404(a) of Regulation S-K. There are no material plans, contracts or arrangements to which Dr. Feinberg is a party or in which he participates nor has there been any material amendment to any plan, contract or arrangement by virtue of Dr. Feinberg’s appointment.

The following is certain biographical information regarding Dr. Feinberg:

Barry I. Feinberg, M.D. is an expert in the area of pain management. He has served as adjunct faculty member of the Department of Anesthesia at Saint Louis University since November 2013. Since 2008, he has also served as a member of the Board of Directors and Medical Executive Committee of the Frontenac Surgery and Spine Care Center, where he maintains his private practice under the name Injury Specialists. From 2003 to 2011, Dr. Feinberg served as a member of the Board of Directors of Professional Imaging, LLC. He has served as a staff member of the Department of Anesthesia at the Missouri Baptist Medical Center in St. Louis, Missouri since August 2004 and as an associated staff member of the Department of Anesthesia at the DePaul Health Center in Bridgeton, Missouri, since June 1995. From 1988 to 1994, Dr. Feinberg served as Director of the Physicians’ Pain Management Center in Bridgeton, Missouri, and the Chairman of the Department of Anesthesia at DePaul Heath Center in Bridgeton from 1986 to 1994. He has also served as Assistant Professor at the Department of Anesthesia at Mount Sinai Medical Center from 1984 to 1986 and staff member at the Intensive Care Unit of the Deborah Heart and Lung Center in Brows Mill, New Jersey, from 1983 to 1984. Dr. Feinberg received a Bachelor of Science in Biology from the State University of New York, Binghamton and a Doctor of Medicine from State University of New York Downstate Medical Center in Brooklyn, New York. Dr. Feinberg completed a residency in Anesthesiology at University of Pennsylvania School of Medicine. He also received a Juris Doctorate degree from the Washington University School of Law, St. Louis, Missouri.

Among other experience, qualifications, attributes and skills, Dr. Feinberg’s knowledge and experience in in the area of pain management led to the conclusion of our Nominating Committee and of our full board that he is qualified to serve as a director of the Company.

Item 8.01.	Other Events.

On July 22, 2014, the Company issued a press release announcing the appointments of Mr. Bramlage and Dr. Feinberg. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company on July 22, 2014 relating to the appointment to the Board of Mr. Bramlage and Dr. Feinberg.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, the press release included herein, and any statements of representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,”

“estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the performance of the Company’s new directors described herein) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2014	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Ernest R. De Paolantonio
		Name:	Ernest R. De Paolantonio
		Title:	Chief Financial Officer and Secretary

Exhibit Index

99.1	Press release issued by the Company on July 22, 2014 relating to the appointment to the Board of Mr. Bramlage and Dr. Feinberg.